SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant    ☑
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12
US DATAWORKS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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(4) Date Filed:

US DATAWORKS, INC.
5301 Hollister Road, Suite 250
Houston, TX 77040
(713) 934-3855
August 22, 2006
Dear Stockholder:
     You are cordially invited to attend our 2006 Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on Thursday, September 14, 2006 at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas.
     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.
     After reading the Proxy Statement, please vote by signing, dating and returning the enclosed proxy card, or by submitting your proxy voting instructions by telephone or through the Internet. If you hold your shares through a broker or other nominee you should contact your broker to determine whether you may submit your proxy by telephone or Internet. YOUR SHARES CANNOT BE VOTED UNLESS YOU SUBMIT YOUR PROXY OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please submit your proxy promptly.
     A copy of our 2006 Annual Report to Stockholders is also enclosed.
     The Board of Directors and management look forward to seeing you at the meeting.
Sincerely yours,
/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

US DATAWORKS, INC.

Notice of Annual Meeting of Stockholders
to be held September 14, 2006

To the Stockholders of US Dataworks, Inc.:
     Notice is hereby given that the Annual Meeting of Stockholders of US Dataworks, Inc. (the “Company”) will be held at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas on September 14, 2006 at 9:00 a.m., local time, for the following purposes:
1.	To elect two Class I directors to serve until the 2009 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

2.	To approve an amendment to the Company’s Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 6,000,000 shares to 7,500,000 shares.

3.	To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent registered public accounting firm.

4.	To transact such other business as may properly come before the meeting and any and all adjourned or postponed sessions thereof.
     Stockholders of record at the close of business on August 15, 2006 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment or postponement thereof.
     It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we urge you to vote your shares at your earliest convenience in order to ensure that your shares will be represented at the meeting. You may revoke your proxy at any time prior to its use.
By order of the Board of Directors.
/s/ John J. Figone
John J. Figone
Secretary
Houston, Texas
August 22, 2006

US DATAWORKS, INC.
5301 Hollister Road, Suite 250
Houston, TX 77040

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
     The enclosed Proxy is solicited on behalf of the Board of Directors of US Dataworks, Inc. (which we will refer to as the “Company” or “US Dataworks” throughout this Proxy Statement) for use at the 2006 Annual Meeting of Stockholders to be held at the Company’s headquarters located at 5301 Hollister Road, Suite 250, Houston, Texas on Thursday, September 14, 2006, at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company’s principal executive offices are located at the address listed at the top of the page and the telephone number is (713) 934-3855.
     The Company’s 2006 Annual Report on Form 10-KSB, containing financial statements and financial statement schedules required to be filed for the year ended March 31, 2006, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company’s 2006 Annual Report will first be mailed on or about August 22, 2006 to all stockholders entitled to vote at the meeting.
     The Company will provide copies of exhibits to the 2006 Annual Report on Form 10-KSB to any requesting stockholder upon the payment of a reasonable fee and upon the request of the stockholder made in writing to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas, 77040, Attn: John T. McLaughlin. The request must include a representation by the stockholder that, as of August 15, 2006, the stockholder was entitled to vote at the Annual Meeting.
Record Date and Share Ownership
     Stockholders of record at the close of business on August 15, 2006 (which we will refer to as the “Record Date” throughout this Proxy Statement) are entitled to notice of and to vote at the Annual Meeting and at any adjournment(s) thereof. The Company has one series of common stock issued and outstanding, designated as Common Stock, $0.0001 par value per share (“Common Stock”), and one series of preferred stock issued and outstanding, designated Series B Convertible Preferred Stock, $0.0001 par value per share (“Series B Convertible Preferred Stock”). As of the Record Date, approximately 30,527,621shares of the Common Stock were issued and outstanding and entitled to vote. Holders of Series B Convertible Preferred Stock are entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock, could be converted as of the Record Date. As of the Record Date, approximately 109,933 shares of the Series B Convertible Preferred Stock, on an as converted basis, were issued and outstanding and entitled to vote.
How You Can Vote
     Stockholders of record may vote their shares at the Annual Meeting either in person or by proxy. To vote by proxy, stockholders should either:
•	mark, date, sign and mail the enclosed proxy form in the prepaid envelope;

•	submit the proxy voting instructions by telephone;

•	submit the proxy using the Internet.
     Stockholders who hold their shares through a broker or other nominee should contact their broker to determine whether they may submit their proxy by telephone or Internet. Submitting a proxy will not affect a stockholder’s right to vote if the stockholder attends the Annual Meeting and wants to vote in person.

Revocability of Proxies
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the meeting by (a) delivering to the Company at its principal offices (Attention: Secretary) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (b) attending the meeting and voting in person. However, a proxy will not be revoked simply by attending the Annual Meeting and not voting. To revoke a proxy previously submitted by telephone or the Internet, a stockholder of record can simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will thereby be revoked.
Voting
     On all matters, each share has one vote. Directors are elected by a plurality vote. The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the meeting entitled to vote on such proposal. Holders of Common Stock and Series B Convertible Preferred Stock vote together as a single class on all proposals.
Solicitation of Proxies
     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.
Quorum; Abstentions; Broker Non-Votes
     Votes cast by proxy or in person at the Annual Meeting (“Votes Cast”) will be tabulated by the Inspector of Elections (the “Inspector”), with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Nevada law for approval of proposals presented to stockholders. In general, Nevada law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.
     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum. With regard to the election of directors, votes that are WITHHELD will be excluded entirely from the vote and will have no effect on the outcome. On all other proposals, abstentions will have the effect of a negative vote because those proposals require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted:
•	for the election of the two nominees for Class I directors set forth herein;

•	for the ratification of Ham, Langston & Brezina, LLP, as independent public accountants of the Company for the fiscal year ending March 31, 2007; and

•	upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof in accordance with the discretion of the proxyholder.
     Proxies that are not returned will not be counted in determining the presence of a quorum and will not be counted toward any vote.
     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be considered as present for purposes of determining the presence of a quorum but will not be treated as shares entitled to vote on that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Nevada concerning voting of shares and determination of a quorum.

Deadline for Receipt of Stockholder Proposals
     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting must be received by the Secretary of the Company no later than April 24, 2007 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.
     A stockholder proposal not included in the Company’s proxy statement for the 2007 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company. To be timely, the Company must have received the stockholder’s notice no later than July 8, 2007.
     If a stockholder wishing to present a proposal at the 2007 Annual Meeting (without regard to whether it will be included in the proxy materials for that meeting) fails to notify the Company by July 8, 2007, the proxies management receives for the 2007 Annual Meeting will confer discretionary authority to vote on any stockholder proposals properly presented at that meeting.

IMPORTANT
PLEASE SUBMIT YOUR PROXY AT YOUR EARLIEST CONVENIENCE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED, THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

Proposal 1: Election of Directors
Directors and Nominees
     The Company’s Amended and Restated Bylaws provide that the Company shall have no less than one nor more than 11 directors. The number of members of the Company’s Board of Directors is currently set at seven. The Company’s Amended and Restated Bylaws also provide for the classification of the Board of Directors into three classes of directors, each consisting of a number of directors equal as nearly as practicable to one-third the total number of directors, with the term of office of one class expiring each year. Unless otherwise instructed, the enclosed proxy will be voted to elect the persons named below as Class I directors for a term of three years expiring at the 2009 Annual Meeting of Stockholders and until their successors are duly elected and qualified. If a nominee shall be unavailable as a candidate at the Annual Meeting, votes pursuant to the proxy will be voted either for a substitute nominee designated by the Board of Directors or, in the absence of such designation, in such other manner as the directors may in their discretion determine. The Board of Directors does not anticipate that the nominees will become unavailable as candidates. The nominees for Class I directors, as selected by the Nominating Committee of the Board of Directors, and the incumbent Class II and Class III directors are as follows:
Nominees as Class I Directors Terms Expire 2009

Name	Age	Business Experience and Education
Joe Abrell	71	Mr. Abrell has served as a director since October 1999. From July 1997 until his retirement in December 1999, he served as a consultant at PrimeCo Personal Communications, a wireless technology company. From July 1986 to December 1999, he operated his own public relations and marketing firm, Joe Abrell, Inc.

John L. Nicholson, M.D.	71	Dr. Nicholson has served as a director since September 2002. He has been in private practice since 1969. Dr. Nicholson brings an entrepreneurial perspective and seasoned business experience to the Board of Directors. He has been an investor in several companies, including US Dataworks, Inc. Dr. Nicholson has served on many local, state, and national medical organizations and has been an Associate Clinical Professor at Stanford University since 1969.
Class II Directors Terms Expire 2007

Name	Age	Business Experience and Education
Hayden D. Watson	57	Mr. Watson has served as a director since September 2002. In May 1999, he founded The Mariner Group, Inc., a banking investment and management consulting company, where he serves as President. From December 1996 to May 1999, Mr. Watson served as Managing Director of Bank Operations for Fleet Financial Group, now FleetBoston Financial Corporation, a financial holding company.

Thomas L. West, Jr.	69	Mr. West has served as a director since September 2002. He has served as Chairman and Chief Executive Officer of WestMark Ventures, a venture capital company, since January 2000 and as President and Chief Executive Officer of Pocket Technologies, Inc., a developer of applications for handheld computing devices, since July 2000. Prior to joining WestMark Ventures and Pocket Technologies, Inc., Mr. West held various positions at the American General Financial Group, an insurance company, including Vice Chairman and Group Executive-Retirement Services from April 1994 to January 2000.

Class III Directors Terms Expire 2008

Name	Age	Business Experience and Education
J. Patrick Millinor, Jr.	60	Mr. Millinor has served as a director since December 2004. He has served as Chairman and Chief Executive Officer of Ampam, Inc. since October 2004. From 2000 until he joined Ampam, he held several positions in conjunction with his association with a venture capital group. His positions included Chairman of Encompass, Inc., Chairman of ADViSYS, Inc., and Chief Financial Officer of Agennix, Incorporated. Between 1986 and 2000, Mr. Millinor held several executive positions, including Chief Executive Officer of GroupMAC, Inc., Chief Executive Officer of UltrAir, Inc., and Chief Operating Officer of Commonwealth Financial Group, Inc. He was a partner with KPMG LLP for eight years prior to 1986. Mr. Millinor currently sits on the boards of Ampam, Inc. and Agennix, Incorporated.

Charles E. Ramey	65	Mr. Ramey has served as a director since July 2001 and became our Chief Executive Officer in December 2001. Prior to joining US Dataworks, Mr. Ramey was a private investor from December 1998 through July 2001 and was President and co-founder of PaymentNet Inc., now Signio Inc., an outsourced e-commerce payment processing company, from April 1996 to December 1998.

Terry Stepanik	55	Mr. Stepanik has served as Vice Chairman since April 2006, a director since September 2002 and our President, Payment Products Division since April 2001. Mr. Stepanik also served as our Chief Operating Officer from April 2001 to April 2006 and as our Interim Chief Financial Officer from September 2002 to March 2003. In November 1997, Mr. Stepanik co-founder of US Dataworks, Inc., a Delaware corporation, which we acquired in April 2001, and served as its President from November 1997 to April 2001. From April 1994 to November 1997, Mr. Stepanik was the Senior Project Manager for TeleCheck Services, Inc., a provider of paper and electronic check services.
Required Vote
     The nominees for the Class I director seats who receive the most affirmative votes of shares present in person or represented by proxy and entitled to vote on this proposal at the meeting will be elected to serve as directors. Unless marked to the contrary, proxies received will be voted “FOR” the nominees.
The Board of Directors recommends a vote “FOR” election of the nominees set forth above as Class I directors.

Board Meetings and Committees
     The Board of Directors held five meetings during fiscal year 2006. All directors attended at least 75% of the aggregate of all meetings of the Board and of the committees of the Board on which they served. The Company does not have a formal policy regarding director attendance at annual meetings of stockholders, however, it is expected, absent good reason, that all directors will be in attendance. All of the Company’s directors attended the 2005 Annual Meeting.
     Audit Committee
     We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act by the Board of Directors for the purpose of overseeing our accounting and financial reporting processes and our audits and financial statements. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee, which held eleven meetings in fiscal 2006, currently consists of Mr. Abrell, Mr. Millinor, Dr. Nicholson and Mr. Watson. The Board has determined that each member of the Audit Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act. Mr. Watson currently serves as the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Millinor is qualified to serve as the Company’s audit committee financial expert, as such term is defined in Item 401 of Regulation S-B. Mr. Millinor is an independent director, as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.
     The Audit Committee’s primary functions are to oversee the integrity of our financial statements, our compliance with legal and regulatory reporting requirements, appoint a firm of certified public accountants whose duty it is to audit our financial records for the fiscal year for which it is appointed, evaluate the qualifications and independence of the independent auditors, oversee the performance of our internal audit function and independent auditors, and determine the compensation and oversee the work of the independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are prepared in accordance with generally accepted accounting principles. Management is responsible for preparing our financial statements, and the independent auditors are responsible for auditing those financial statements.
     Compensation Committee
     The Compensation Committee, which held ten meetings during fiscal 2006, consists of Messrs. Millinor, Watson and West. The Compensation Committee’s primary functions are to (a) review and approve corporate goals and objectives relevant to senior executive compensation (including that of the Chief Executive Officer), evaluate senior management’s performance in light of those goals and objectives, and determine and approve senior management’s compensation level based on their evaluation, (b) make recommendations to the Board of Directors with respect to non-senior management compensation, incentive-compensation plans and equity-based plans, (c) administer the Company’s compensation plans and programs, and (d) review management development and succession programs. The Board has determined that each member of the Compensation Committee is independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
     Nominating Committee
     The Nominating Committee, which held four meetings during fiscal 2006, consists of three members, Messrs. Abrell and West and Dr. Nicholson. The Board has adopted a written charter for the Nominating Committee, a copy of which was attached as Appendix A to the Proxy Statement for our 2004 Annual Meeting of Stockholders. The Nominating Committee’s primary functions are to (a) identify individuals qualified to serve on the Board of Directors, and recommend that the Board of Directors select director nominees to be considered for election at the Company’s next annual meeting of stockholders or to be appointed by the Board of Directors to fill an existing or newly created vacancy on the Board of Directors, (b) identify members of the Board of Directors to serve on Board committees and to serve as chairman thereof and recommend each such member and chairman to the Board of Directors, (c) develop and revise, as appropriate, corporate governance guidelines applicable to the Company and recommend such determine the composition of committees of the Board of Directors, after consultation with the chief executive officer and with consideration of the desires of individual members of the Board of Directors, (d) review and make recommendations to the Board of Directors with respect to candidates for director proposed by stockholders, (e) consider and make recommendations to the Board concerning the appropriate size of the Board, (f) evaluate on an annual basis the functioning and effectiveness of the Board of Directors, its committees and its individual members, and to the extent the Committee deems appropriate, recommend changes to increase the effectiveness of the Board of Directors and its committees, (g) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (h) perform such other activities and functions related to the selection and nomination of directors as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     The Board of Directors has determined that all members of the Nominating Committee currently are independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
     Corporate Governance Committee
     The Corporate Governance Committee consists of three members, Dr. Nicholson and Messrs. Abrell and Watson. The Board has adopted a written charter for the Corporate Governance Committee. The Corporate Governance Committee’s primary functions are to (a) formulate and recommend to the Board of Directors a list of corporate governance guidelines, (b) recommend to the Board of Directors any revisions to the Corporate Governance Charter or committee policy to ensure compliance with applicable securities law and regulations and stock market rules, (c) formulate and recommend to the Board of Directors a code of business conduct and ethics for directors, officers and employees of the Company that, among other tings, encourages the reporting of any illegal or unethical behavior, (d) evaluate on an annual basis the performance of the Company’s management as a whole and its individuals, with respect to compliance with the Corporate Governance Charter and committee policy and report such findings to the Board of Directors, (e) consider and make recommendations on matters related to the practices, policies and procedures of the Board of Directors, and (f) perform such other activities and functions related to corporate governance as may be assigned from time to time by the Board of Directors, including, but not limited to preparing or causing to be prepared any reports or other disclosure required with respect to the Corporate Governance Committee by any applicable proxy or other rules of the Securities and Exchange Commission or as required by the rules and regulations of the American Stock Exchange.
     The Board of Directors has determined that all members of the Corporate Governance Committee currently are independent, as independence is defined in Section 121A of the American Stock Exchange listing standards.
Director Nomination Policy
     The purpose of the Company’s director nomination policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of director nominees are selected. The director nomination policy is administered by the Nominating Committee. Pursuant to its charter, the Nominating Committee evaluates nominees to the Board of Directors based on relevant industry experience, general business experience, relevant financial experience, and compliance with independence and other qualifications necessary to comply with any applicable tax and securities laws and the rules and regulations of the American Stock Exchange.
     The policy provides that candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its stockholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The Board also considers whether members and potential members are independent under the American Stock Exchange listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all stockholders; reputation and achievement in other areas; independence under Securities and Exchange Commission rules; and diversity of viewpoints, background and experiences.
     The Board of Directors intends to review the charter of the Nominating Committee and the director nomination policy from time to time to consider whether modifications to the charter or policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the charter or the policy at any time.

Stockholder Nominations
     The Nominating Committee will consider director candidates recommended by stockholders and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources. In making recommendations for director nominees for the annual meeting of stockholders, the Nominating Committee will consider any written recommendations of director candidates by stockholders received by the Corporate Secretary of the Company no later than 90 days before the anniversary of the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice must be received by the 10th day following the date that public disclosure of the date of the annual meeting is given to stockholders. Recommendations must be mailed to US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the Securities and Exchange Commission if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The stockholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the class and number of shares of the Company which are beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a stockholder’s notice of nomination which pertains to the nominee.
Communication with Directors
     The Board of Directors welcomes communications from its stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may communicate any concerns they may have about the Company directly to either the full Board of Directors or one or more directors by mailing their communications to the Company at the following address: [Director] US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040, Attention: Corporate Secretary (Board Matters). The Corporate Secretary promptly will forward all stockholder communications and other communications from interested parties unopened to the intended recipient.
Compensation of Directors
     Each non-employee director receives a fee for attendance at each meeting of the Board of Directors according to the following schedule: $5,000 for attendance at a board meeting in person; $1,000 for attendance at a board meeting by telephone. Additionally, directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or the committees thereof, and for other expenses reasonably incurred in their capacity as directors of the Company. Upon election to the Board of Directors at an annual meeting of stockholders, each such elected or re-elected non-employee director receives an option to purchase 100,000 shares of the Company’s Common Stock (the “Election Stock Option”). If elected to serve a term of less than three years the non-employee director receives a pro rata portion of the 100,000 shares. Each non-employee director will also receive an option to purchase 60,000 shares of the Company’s Common Stock annually. The Lead Director and the Audit Committee Chairperson will also receive an option to purchase 50,000 shares of the Company’s Common Stock annually while each Chairperson of a committee, other than the Audit Committee, will receive an option to purchase 30,000 shares of the Company’s Common Stock annually. In addition, for each committee, other than the Audit Committee, on which a non-employee director serves, except as Chairperson, the non-employee director will receive an option to purchase 10,000 shares of the Company’s Common Stock annually. Finally, members of the Audit Committee, except the Chairperson, will receive an option to purchase 15,000 shares of the Company’s Common Stock annually. These non-employee director options, except the Election Stock Option, vest in full on the one year anniversary of the date of grant.
     Upon the appointment of Mr. Millinor to the Board and to the Audit Committee on December 6, 2004, he received options to purchase 48,334 shares of the Company’s Common Stock at an exercise price of $1.16 per share which was the fair market value on the date of grant.
Executive Officers
Executive officers of the Company generally serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board at its first meeting following the annual meeting of stockholders. Information regarding Messrs.

Ramey and Stepanik can be found under “Directors and Nominees.” The Company’s other executive officers as of July 2005 are:

Name	Age	Business Experience and Education
John McLaughlin	51	Mr. McLaughlin has served as our Chief Accounting Officer since March 2006, and as our Controller from February 2005 to March 2006. Prior to joining us, Mr. McLaughlin was self employed as a financial consultant to companies involved in wholesale and retail distribution. From 1995 through 2000, he served in various accounting and finance roles with companies involved in manufacturing and distribution of computer and office equipment. Mr. McLaughlin’s earlier experience included internal audit activities for a publicly traded oil and gas services company.

John J. Figone	45	Mr. Figone has served as of Vice President of Business Operations and General Counsel since September 2003. Prior to joining us, Mr. Figone served as an attorney at the law firm of Pillsbury Winthrop Shaw Pittman LLP from 2000 to September 2003, as well as at the law firm of Ferrari, Olsen, Ottoboni & Bebb LLP from 1998 to 2000. Mr. Figone worked for the City and County of San Francisco where he was in charge of Special Projects from 1994 to 1998. In 1994, Mr. Figone became Senior Negotiator for the City and County of San Francisco.

Mario Villarreal	35	Mr. Villarreal has served as our Vice President and Chief Technology Officer since April 2001. In April 2004, he was named Senior Vice President. In November 1997, Mr. Villarreal co-founded US Dataworks, Inc., a Delaware corporation, and served as its Vice President from November 1997 to April 2001. From June 1991 to May 1997, Mr. Villarreal served as Manager of Systems Architecture Group at TeleCheck Services, Inc.

Executive Compensation and Related Information
     The following table sets forth compensation for services rendered in all capacities to US Dataworks for the three fiscal years ended March 31, 2006 for the Chief Executive Officer and the four other most highly compensated executive officers as of March 31, 2006 whose total annual salary and bonus for fiscal 2006 exceeded $100,000 (collectively, the “Named Officers”).
Summary Compensation Table

					Long-Term
					Compensation
					Awards
					Securities
Name and Principal		Annual Compensation			Underlying
Position	Year	Salary($)		Bonus($)	Options(#)(1)
Charles E. Ramey	2006	200,000		1,000	—
Chief Executive Officer	2005	200,000		1,000	—
	2004	200,000		—	400,000

Terry Stepanik	2006	175,000		49,125	—
President and Chief	2005	175,000		1,000	290,000
Operating Officer	2004	175,000		—	710,000

John Reiland	2006	144,500	(2)	750	—
Chief Financial	2005	150,000		750	200,000
Officer(4)	2004	150,000		—	150,000

John J. Figone	2006	150,000		750	—
Vice President and	2005	150,000		230,750	—
General Counsel(5)	2004	150,000		—	400,000

Mario Villarreal	2006	175,000		79,750	—
Senior Vice President	2005	165,000		1,000	290,000
and Chief Technology	2004	150,000		—	710,000
Officer (6)

(1)	All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

(2)	Mr. Reiland resigned in March 2006.
Stock Options
     The following table provides summary information concerning stock options held as of March 31, 2006 by each of the Named Officers.
Aggregate Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
	Shares		Options Held at		In-the-Money Options at
	Acquired	Value	March 31, 2006 (#)		March 31, 2006 ($) (1)
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Charles E. Ramey	—	—	403,000	—	—	—
Terry Stepanik	—	—	937,250	—	—	—
John J. Figone	—	—	—	—	—	—
Mario Villarreal	—	—	996,363	—	—	—

(1)	Calculated on the basis of the fair market value of the underlying securities at March 31, 2006 ($0.46 per share) as reported on the American Stock Exchange minus the exercise price.

Employment Contracts, Termination of Employment and Change in Control Agreements
     On May 23, 2006, we entered into an employment agreement with Charles E. Ramey, pursuant to which he is employed as our Chief Executive Officer and Chairman of the Board of Directors at an annual base salary of $220,000 for a term of two years. The Agreement will automatically renew for successive one year terms unless either party gives timely notice of non-renewal. Pursuant to the terms of the agreement, Mr. Ramey received an option to purchase 600,000 shares of our common stock under our Amended and Restated 2000 Stock Option Plan, or the 2000 Plan, at an exercise price of $0.75 per share. The option vests as to 300,000 shares on each of May 23, 2007 and 2008. We also awarded Mr. Ramey 100,000 shares of restricted stock under the 2000 Plan, which vested immediately. Mr. Ramey is also eligible to receive a bonus at the discretion of the Board of Directors.
     If Mr. Ramey is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Ramey is entitled to receive a lump sum payment equal to two times his annual base salary, any unpaid bonus and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.
     On April 3, 2006, we entered into an employment agreement with Terry Stepanik, pursuant to which he is employed as our President, Payment Products Division and Vice Chairman at an annual base salary of $190,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Stepanik received an option to purchase 550,000 shares of our common stock under the 2000 Plan at an exercise price of $0.46 per share. The option vests as to 150,000 shares on April 3, 2006 and as to 200,000 shares on each of April 3, 2007 and 2008. Mr. Stepanik also receive a bonus of $48,125 for fiscal year 2006.
     If Mr. Stepanik is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Stepanik is entitled to receive a lump sum payment equal to two times his annual base salary, any unpaid bonus and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.
     On April 3, 2006, we also entered into an employment agreement with Mario Villarreal, pursuant to which he is employed as our Senior Vice President and Chief Technology Officer at an annual base salary of $185,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Villarreal received 200,000 shares of restricted stock under the 2000 Plan. The restricted stock vests as to 25,000 shares on April 3, 2006 and as to 87,500 shares on each of April 3, 2007 and 2008. Mr. Villarreal is also eligible to receive a quarterly bonus equal to 3.5% of the increase in our revenue from quarter to quarter and he received a bonus of $78,750 for fiscal year 2006.
     If Mr. Villarreal is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Villarreal is entitled to receive a lump sum payment equal to two times his annual base salary, any unpaid bonus and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.
     On April 3, 2006, we entered into an employment agreement with John J. Figone, pursuant to which he is employed as our Vice President Business Development and General Counsel at an annual base salary of $175,000 for a term of three years. The agreement will automatically renew for successive one year terms unless either party gives timely notice of non renewal. Pursuant to the terms of the agreement, Mr. Figone received an option to purchase 700,000 shares of our common stock under the 2000 Plan at an exercise price of $0.46 per share. The option vests as to 300,000 shares on April 3, 2006 and as to 200,000 shares on each of April 3, 2007 and 2008. Mr. Figone is also eligible to receive a quarterly bonus based upon our future acquisitions and mergers.
     If Mr. Figone is terminated, other than for cause, death or disability, or resigns within 10 days following a material reduction in duties or a material reduction in compensation within six months following a change of control, Mr. Figone is entitled to receive a lump sum payment equal to two times his annual base salary, any bonus due as a result of a merger of acquisition consummated within 180 days of his termination and all his options shall become fully vested, subject to compliance with certain ongoing obligations and the delivery of a release to us.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information as of August 15, 2006, as to shares of our common stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of any class of our capital stock, (ii) each of our Named Officers, (iii) each of our directors and (iv) all of our current directors and executive officers as a group. Unless otherwise stated below, the address of each beneficial owner listed on the table is c/o US Dataworks, Inc., 5301 Hollister Road, Suite 250, Houston, Texas 77040. All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

	Amount and Nature of Beneficial Ownership
			Right To
		Shares of	Acquire
	Shares of	Series B	Beneficial
	Common	Preferred	Ownership of		Percentage of Class		Percentage of Voting
	Stock	Stock	Common Stock	Total	Beneficially Owned		Securities
Name and Address of	Beneficially	Beneficially	within 60 days	Common	Common	Series B	Beneficially
Beneficial Owner	Owned	Owned	of August 15, 2006	Stock	Stock (2)	Preferred Stock	Owned(1)(2)
5% Stockholders
Mark Deveau	37,322	56,000	11,200	48,522	*	10.2%	*
Harvey M. Gammon (3)	44,569	280,000	56,000	100,569	*	50.9	*
Thomas & Lois Gibbons	503	67,000	13,400	13,903	*	12.2	*

Named Officers and Directors
Charles E. Ramey	1,790,210	*	2,188,250	3,978,460	13.0	*	13.0
Terry Stepanik	248,466	*	1,022,250	1,270,716	4.2	*	4.2
John S. Reiland	5,000	*	—	5,000	*	*	*
John J. Figone	750	*	300,000	300,750	1.0	*	1.0
Mario Villarreal	101,670	*	956,363	1,058,033	3.5	*	3.5
Joe Abrell	1,000	*	247,000	248,000	*	*	*
J. Patrick Millinor, Jr.	—	—	233,334	233,334	*	*	*
John L. Nicholson (4)	313,146	133,334	303,076	616,222	2.0	24.3	2.0
Hayden D. Watson	—	*	486,000	486,000	1.6	*	1.6
Thomas L. West, Jr.	18,000	*	324,000	342,000	1.1	*	1.1
All current directors and executive officers as a group (10 persons)	2,473,241	133,334	5,820,473	8,293,714	28.2	24.3	28.2

*	Amount represents less than 1% of the Company’s Common Stock.

(1)	To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of voting securities shown as beneficially owned by them, subject to community property law, where applicable, and the information contained in the footnotes to this table.

(2)	Applicable percentage ownership of common stock is based on 30,527,621 shares of common stock issued and outstanding as of August 15, 2006. Series B Preferred Stock is based on 549,667 shares of Series B Preferred Stock outstanding on August 15, 2006. Applicable percentage ownership of voting securities is based on 28,888,299 shares of common stock issued and outstanding as of August 15, 2006, including shares of Series B Preferred Stock convertible into common stock. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or convertible or exchangeable into such shares of common stock, held by that person, that are currently exercisable or exercisable within 60 days of June 13, 2005 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of another person.

(3)	Includes 25,873 shares held by the Sterling Trust Company Trustee FBO Harvey M. Gammon.

(4)	Includes 165,454 shares held by J.L. Nicholson MD Inc. 401-K FBO John L. Nicholson, 50,000 shares held by JLN Trust DTD April 26, 2001 and 55,031 shares held by John L. Nicholson MD Inc. FBO John L. Nicholson.

Certain Relationships and Related Transactions
     In connection with Mr. Figone’s relocation to the Company’s headquarters in Houston, Texas in August 2003, the Company guaranteed a personal loan with Amegy Bank of Texas on his behalf. On May 20, 2004, Mr. Figone repaid the principal and accrued interest in full. Accordingly, the Company is no longer a guarantor of the loan.
Indemnification of Directors and Officers
     The laws of the state of Nevada and our Bylaws provide for indemnification of the Company’s directors for liabilities and expenses that they may incur in such capacities. In general, directors and officers are indemnified with respect to actions taken in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the Company, and with respect to any criminal action or proceeding, actions that the indemnitee had no reasonable cause to believe were unlawful.
     The Company has been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Report of the Audit Committee
     The Audit Committee is responsible for appointing the independent auditors and reviewing the scope, results and costs of the audits and other services provided by the Company’s independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Joe Abrell, J. Patrick Millinor, Jr., John L. Nicholson, M.D. and Hayden D. Watson, each of whom meets the independence standards, set forth in Section 121A of the American Stock Exchange listing standards.
     The Audit Committee has reviewed the Company’s audited consolidated financial statements and discussed such statements with management. The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit and Finance Committees, as amended).
     The Audit Committee received from the Company’s independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with them their independence. Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006, and be filed with the Securities and Exchange Commission.
     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Audit Committee

Joe Abrell
J. Patrick Millinor, Jr.
John L. Nicholson, M.D.
Hayden D. Watson

Proposal 2: To Approve an Amendment to our Amended and Restated 2000 Stock Option Plan
     On July 27, 2006, the Compensation Committee and the Board of Directors approved an amendment to the Company’s Amended and Restated 2000 Stock Option Plan (the “2000 Plan”), subject to approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the 2000 Plan is qualified by reference to the terms of the 2000 Plan , the full text of which is attached to this Proxy Statement as Appendix B and in substantially the form in which it will take effect if this Proposal 2 is approved by the stockholders.
Description of Amendment
     The amendment to the 2000 Plan approved by the Compensation Committee and the Board of Directors and submitted for stockholder approval consists of an increase in the number of shares of Common Stock reserved for issuance under the 2000 Plan from 6,000,000 shares to 7,500,000 shares.
Description of the 2000 Plan
     The 2000 Plan was initially adopted by the Board of Directors in August 2000 and first approved by the Company’s stockholders in December 2000. The 2000 Plan as amended and restated was approved by the Board of Directors in July 2002 and May 2003 and by the Company’s stockholders in September 2002 and September 2003. The 2000 Plan was further amended in 2004 upon approval of the Board of Directors in June and July 2004 and by the Company’s stockholders in August 2004. The purpose of the 2000 Plan is to enable the Company to attract and retain top quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to enhance stockholder returns.
     The 2000 Plan provides for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of restricted share awards and options to purchase shares of the Company’s Common Stock. The 2000 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the “Committee”), which has complete discretion to select the optionees and to establish the terms and conditions of each restricted share award and option, subject to the provisions of the 2000 Plan. Options granted under the 2000 Plan may be “incentive stock options” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified options. As of August 15, 2006, 35 employees were eligible to be considered for the grant of options under the 2000 Plan.
Shares Subject to the 2000 Plan
     Currently, a total of 7,500,000 shares of Common Stock (including 1,500,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 2000 Plan. If any option granted under the 2000 Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional restricted share awards and option grants. As of August 15, 2006, the Company had outstanding options under the 2000 Plan to purchase an aggregate of 5,649,449 shares of Common Stock at exercise prices ranging from $0.44 to $6.25 per share, or a weighted average per share exercise price of $0.78; no shares of Common Stock have been issued under the 2000 Plan; and 1,850,551 shares of Common Stock (including 1,500,000 shares subject to stockholder approval at the Annual Meeting) are available for future issuance under the 2000 Plan.
     The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock for which incentive stock options may first become exercisable in any calendar year under the 2000 Plan or any other option plan adopted by the Company. Nonstatutory stock options may be granted under the 2000 Plan at an exercise price of not less than the par value of the Common Stock on the date of grant. Nonstatutory stock options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year. On August 15, 2006, the closing price for the Common Stock on the American Stock Exchange was $0.64 per share.
     Subject to the limitations contained in the 2000 Plan, options granted under the 2000 Plan will become exercisable at such times and in such installments as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason.

     Unless otherwise provided in the applicable stock option agreement, upon termination of employment of an optionee, all options that were then exercisable terminate three months (one year in the case of termination by reason of death or disability) following termination of employment. Any options which were not exercisable on the date of such termination immediately terminate upon termination of employment.
Restricted Share Awards
     The terms of any restricted share award under the 2000 Plan will be set forth in a restricted share agreement to be entered into between the Company and each grantee. The Committee will determine the terms and conditions of such restricted share agreements, which need not be identical. The purchase price for shares of Common Stock sold under the 2000 Plan may not be less than the par value of such shares. Shares may also be awarded under the 2000 Plan in consideration of services rendered prior to the award, without a cash payment by the grantee.
Term of the 2000 Plan
     Options granted under the 2000 Plan may not be exercised more than 10 years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2000 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 2000 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 2000 Plan is effective for ten years, unless sooner terminated or suspended.
Amendments to the 2000 Plan
     The Board of Directors may at any time amend, alter, suspend or terminate the 2000 Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the 2000 Plan will not affect the Committee’s ability to exercise the powers granted to it under the 2000 Plan with respect to options granted under the Plan prior to the date of such termination.
Certain Federal Income Tax Consequences
     Incentive stock options granted under the 2000 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee’s sale of the shares (assuming that the sale occurs more than two years after grant of the option and more than one year after exercise of the option), any gain will be taxed to the optionee as long term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain.
     All other options granted under the 2000 Plan will be nonstatutory stock options and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee’s resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long term capital gain or loss treatment if the shares have been held for more than one year. The Code provides for reduced tax rates for long term capital gains based on the taxpayer’s income and the length of the taxpayer’s holding period.
     The recipient of a restricted share award will generally recognize ordinary compensation income when such shares are no longer subject to a substantial risk of forfeiture, based on the excess of the value of the shares at that time over the price, if any, paid for such shares. However, if the recipient makes a timely election under the Code to be subject to tax upon the receipt of the shares, the recipient will recognize ordinary compensation income at that time equal to the fair market value of the shares over the price paid, if any, and no further ordinary compensation income will be recognized when the shares vest.
     The Company is generally entitled to a deduction for Federal income tax purposes equal to the amount of ordinary compensation income recognized by the recipient of an option or restricted share award at the time such income is recognized.
     The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or restricted shares, or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee’s death.
Equity Compensation Plan Information
     The following table sets forth certain information as to the Company’s equity compensation plans for fiscal 2006. All share amounts have been adjusted to reflect the one-for-five reverse stock split effective on September 29, 2003.

			Number of securities
		Weighted average	remaining available for
	Number of securities to be	exercise price of	future issuance under
	issued upon exercise of	outstanding options,	equity compensation plans
	outstanding options,	warrants and	(excluding securities
	warrants and rights	rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the stockholders	3,499,115	$0.92	2,600,885
Equity compensation plans not approved by the stockholders	1,160,000	$1.02	—

Total	4,659,115	$0.94	2,600,885
     The Amended 2000 Plan is our only equity compensation plan that has been approved by the stockholders. We have also granted non-statutory stock options to purchase an aggregate of 1,160,000 shares of our common stock pursuant to stock option agreements. These grants were made outside of our 2000 Plan. The exercise prices of these options were equal to the fair market value of our common stock on the date of grant. These options vest over periods up to three years from the date of grant and have a duration of ten years. The exercise price may be paid in cash or by a net issuance.
New Plan Benefits
     The benefits that will be received under the 2000 Plan by the Company’s current executive officers, directors and eligible employees are not currently determinable.
Required Vote
     Approval of Proposal 2 to amend the 2000 Plan to increase the number of shares available for issuance thereunder from 6,000,000 shares to 7,500,000 shares requires the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy.
     The Board of Directors recommends a vote “FOR” approval of Proposal 2 to amend the Company’s Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 6,000,000 shares to 7,500,000 shares.

Proposal 3: To Ratify the Appointment of Independent Auditors
     The Audit Committee has appointed the firm of Ham, Langston & Brezina, LLP (“HL&B”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007, subject to ratification by the stockholders. Representatives of HL&B are expected to be present at the Company’s Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Audit Fees
     The aggregate fees billed for professional services rendered by HL&B for the audit of our financial statements for each of the fiscal years ended March 31, 2006 and March 31, 2005, and the reviews of the financial statements included in our Forms 10-QSB for such fiscal years were $70,000 and $72,000, respectively.
Audit-Related Fees
     The aggregate fees billed in each of the fiscal years ended March 31, 2006 and March 31, 2005 for assurance and related services rendered by HL&B that are related to the performance of the audit or review of our financial statements but not reportable as Audit Fees were $2,400 and $8,100, respectively. Audit-Related Fees in both fiscal 2006 and fiscal 2005 were primarily for review of the financial statements and other information contained in our SB-2, S-3 and S-8 filings with the SEC.
Tax Fees
     The aggregate fees billed for professional services rendered by HL&B for tax compliance, tax advice, and tax planning in each of the fiscal years ended March 31, 2006 and March 31, 2005 were $7,500 and $10,600. Tax Fees in both fiscal 2006 and fiscal 2005 were incurred for: (i) preparation of the preceding calendar year’s Federal corporate tax return; (ii) preparation of state franchise tax returns; and (iii) consultation.
All Other Fees
     There were no other fees billed for services rendered by HL&B not reportable as Audit Fees, Audit Related Fees or Tax Fees for each of the fiscal years ended March 31, 2006 and March 31, 2005.
Audit Committee Pre-Approval Policies
     The Audit Committee has established a policy intended to clearly define the scope of services performed by our independent auditors for non-audit services. This policy relates to audit services, audit-related services, tax and all other services which may be provided by our independent auditor and is intended to assure that such services do not impair the auditor’s independence. The policy requires the pre-approval by the Audit Committee of all services to be provided by our independent auditor. Under the policy, the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee or its designee. In addition, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated is required to report to the Audit Committee at its next meeting any services which such member or members has approved. The policy also provides that the Audit Committee will pre-approve the fee levels for all services to be provided by the independent auditor. Any proposed services exceeding these levels will require pre-approval by the Audit Committee.
     All of the services provided by our principal accounting firm described above under the captions Audit Fees, Audit-Related Fees and Tax Fees were approved in accordance with this policy and the Audit Committee has determined that the auditor independence has not been compromised as a result of providing these services and receiving the fees for such services as noted above.

Required Vote
     Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event confirmation is not obtained, the Board of Directors will review its selection of the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2007.
     The Board of Directors recommends a vote “FOR” ratification of the appointment of Ham, Langston & Brezina, LLP as the Company’s independent registered public accounting firm.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all such forms that they file.
     Based solely on our review of copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2006.
Other Matters
     The Company knows of no business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
By order of the Board of Directors.

/s/ Charles E. Ramey

Charles E. Ramey
Chief Executive Officer
August 22, 2006
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW OR
SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET
US DATAWORKS APPRECIATES YOUR PROMPT RESPONSE

APPENDIX A
CHARTER OF
US DATAWORKS, INC.
AUDIT COMMITTEE
PURPOSE
The purpose of the Audit Committee (the “Committee”) of the Board of Directors of US Dataworks, Inc. (the “Company”) is to:
     1. assist the Board of Directors oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence, and (d) the performance of the Company’s internal audit function and independent auditors;
     2. be directly responsible, in its capacity as a committee of the Board of Directors, for the appointment, compensation and oversight of the work of any public accounting firm employed by the Company for the purpose of preparing or issuing an audit report or related work;
     3. prepare the report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement; and
     4. perform such other duties and responsibilities enumerated in and consistent with this Charter.
The Committee’s function is one of oversight, recognizing that the Company’s management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the external auditor’s work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES
Membership and Appointment
The Committee shall comprise not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors based on recommendations from the Nominating and Corporate Governance Committee, if any.
Independence and Qualifications
Each member shall meet the standards for independence, financial literacy and experience requirements established from time to time by law and the American Stock Exchange (“AMEX”).
Chairperson
A chairperson of the Committee (the “Chairperson”) may be designated by the Board of Directors. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the length of meetings and shall have unlimited access to management, employees and information.
Meetings
The Committee shall meet at least four times per year, and each time the Company proposes to issue a press release with its quarterly or annual earnings information. These meetings may be combined with regularly scheduled meetings, or more frequently as may be determined by the Chairperson. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.
Delegation
The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have the power and authority of the Committee to grant preapprovals of auditing and non-audit services by the independent auditor. Any decision of a subcommittee to whom authority is delegated to preapprove an activity shall be presented to the Committee at each of its scheduled meetings.
Authority to Retain and Terminate Advisers
The Committee shall have the power and authority, at the Company’s expense, to retain, terminate and compensate independent counsel and other advisers, as it determines necessary to carry out its duties.

Annual Performance Evaluation
The Committee shall perform an annual performance evaluation of the Committee and assessment of the Audit Committee Charter and, to the extent the Committee so determines, make recommendations to the Board of Directors for changes or modifications to the Audit Committee Charter.
DUTIES AND RESPONSIBILITIES
The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standard.
With respect to the independent auditors
     1. The Committee shall have the sole authority to appoint or replace the Company’s independent auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.
     2. The Committee, or a subcommittee of the Committee, shall pre-approve the provision of all auditing and non-audit services by the independent auditor to the Company and its subsidiaries and shall also approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.
     3. In connection with the Committee’s approval of non-audit services, the Committee shall consider whether the independent auditor’s performance of any non-audit services is compatible with the independent auditor’s independence.
     4. The Committee shall ascertain that the lead or concurring audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the Company. In addition, the Committee shall determine whether any partner other than the lead or concurring partner serves no more than seven years at the partner level on the Company’s audit.
     5. At least annually, the Committee shall obtain and review a report by the independent auditor describing:
(a)	the independent auditor’s internal quality-control procedures;

(b)	any material issues raised by the most recent internal quality control review or peer review of the independent auditor’s firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor’s firm, and the steps taken to deal with those issues; and

(c)	all relationships between the independent auditor and the Company, in order to assess the auditor’s independence.
     6. The Committee shall review the report by the independent auditor, which is required by Section 10A of the Securities Exchange Act of 1934, concerning:
(a)	all critical accounting policies and practices to be used;

(b)	alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	any other material written communications between the independent auditor and the Company’s management.
     With respect to the Company’s financial statements
     7. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management, the internal auditor, if any, and the independent auditor, including the Company’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s reports filed with the SEC.
     8. The Committee shall review disclosures made to the Committee by the Company’s chief executive officer and chief financial officer during their certification process for Forms 10-KSB and Forms 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.
     9. In connection with its review of the Company’s financial statements, the Committee shall review and discuss with management, the internal auditor, if any, and the independent auditor the matters relating to the conduct of the audit required to be discussed by Statement on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including the auditor’s judgment about the quality, not just acceptability, of the Company’s accounting principles as applied in its financial reporting.
     10. The Committee shall review with management and the independent auditor the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, if any.

     11. The Committee, as a whole or through the Chairperson, shall review the impact on the financial statements of significant events, transactions or changes in accounting principles or estimates that potentially affect the quality of the financial reporting with management and the independent auditors prior to filing of the Company’s Reports on Forms 10-KSB or 10-QSB, or as soon as practicable if the communications cannot be made prior to its filing.
     12. Based on its review and discussions with management, the internal auditors, if any, and the independent auditor, the Committee shall recommend to the Board of Directors whether the Company’s financial statements should be included in the Company’s Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of the Form 10-KSB).
     13. The Committee shall prepare or cause the preparation of the report required by SEC rules to be included in the Company’s annual stockholders’ meeting proxy statement.
     14. The Committee shall generally discuss earnings press releases, if any, as well as financial information and earnings guidance provided to financial analysts and rating agencies.
     15. The Committee shall review related party transactions for potential conflicts of interest.
     16. The Committee shall review the regular Management Letter to management prepared by the independent auditors and management’s response to such letter.
     With respect to periodic reviews and reports
     17. Periodically, the Committee shall meet separately with each of management, internal auditors, if any, and the independent auditors.
     18. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.
     19. The Committee shall discuss the Company’s policies with respect to risk assessment and risk management.
     20. The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the independent audit function.

     With respect to ethical and legal compliance and other matters
     21. The Committee shall ensure that management has set an appropriate corporate “tone” for quality financial reporting, sound business practices and ethical behavior. The Committee shall also periodically review the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics.
     22. The Committee shall establish the Company’s hiring policies for employees or former employees of the Company’s independent auditors.
     23. The Committee shall review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor, if any, or the independent auditors.
     24. The Committee shall consider, with management, the rationale for employing audit firms other than the principal independent auditors.
     25. Periodically, the Committee shall review with management, the internal auditor, if any, and the independent auditor the adequacy and effectiveness of the Company’s systems and controls for monitoring and managing legal and regulatory compliance.
     26. The Committee shall periodically review management’s review system of the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public to ensure that such documents satisfy legal requirements.
     27. The Committee shall periodically review, with the Company’s counsel, legal and regulatory compliance matters including corporate securities trading policies, and the adequacy and effectiveness of the Company’s systems and controls for monitoring and managing legal and regulatory compliance.
     28. The Committee shall periodically review the Company’s Code of Ethics and Business Conduct to ensure that it is adequate and up-to-date and discuss the Company’s results with the Company’s Chief Financial Officer and General Counsel.
     29. The Committee shall review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.
     30. The Committee shall perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     31. If necessary, the Committee shall initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.
     32. The Committee shall establish procedures for:
     (d) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
     (e) the confidential, anonymous submission by the Company’s employees of concerns regarding accounting or auditing matters.
AMENDMENT
This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

APPENDIX B
US DATAWORKS, INC.
AMENDED AND RESTATED
2000 STOCK OPTION PLAN
     1. ESTABLISHMENT AND PURPOSES OF THE PLAN. The Plan was adopted by the Board effective August 25, 2000, amended and restated on July 25, 2002, May 21, 2003 and July 16, 2003, amended on July 20, 2004 by Amendment No. 1, and most recently amended and restated on July 27, 2006. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options or Restricted Shares, as determined by the Administrator at the time of grant.
     2. DEFINITIONS. As used herein, the following definitions shall apply:
          (a) “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.
          (b) “Applicable Laws” means the requirements relating to the administration of stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other Country or Jurisdiction where Awards are granted under the Plan.
          (c) “Award” means any Option granted, or any award or sale of Shares, under the Plan.
          (d) “Board” means the Board of Directors of the Company, as constituted form time to time.
          (e) “Change in Control” means mean the occurrence of any of the following events:
               (i) A change in the composition of the Board of Directors occurs, as a result of which fewer than two-thirds of the incumbent directors are directors who either:
                    (A) Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or
                    (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”);
               (ii) Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company;
               (iii) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or
               (iv) The sale, transfer or other disposition of all or substantially all of the Company’s assets.
     For purposes of subsection (e)(i) above, the term “look-back” date shall mean the later of (1) July 25, 2002 or (2) the date 24 months prior to the date of the event that may constitute a Change in Control.
     For purposes of subsections (e)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock.
     Any other provision of this Section 2(e) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
          (f) “Class” means the three classes into which the member of the board are divided, Class I, Class II and Class III.
          (g) “Code” means the Internal Revenue Code of 1986, as amended.
          (h) “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.
          (i) “Common Stock” means the Common Stock of the Company.
          (j) “Company” means US Dataworks, Inc., a Nevada corporation.
          (k) “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

          (l) “Director” means a member of the Board of Directors of the Company.
          (m) “Disability” means total and permanent disability as defined in Section 22(e) (3) of the Code.
          (n) “Employee” means any persons, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For Purposes of Incentive Stock Options, no such leave may exceed three months, unless reemployment upon expiration of such a leave is guaranteed by statute or contract. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
          (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (p) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date on which the Award is granted, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date on which the Award is granted; or
               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.
          (q) “Grantee” means the Employee, Consultant or Outside Director who receives an Award granted pursuant to the Plan, including but not limited to Optionees.
          (r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.
          (s) “Nonstatutory Stock Option” means an Option not intended to quality as an Incentive Stock Option.
          (t) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
          (u) “Option” means a stock option granted pursuant to the Plan.

          (v) “Option Grant” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.
          (w) “Optioned Stock” means the Common Stock subject to an Option.
          (x) “Optionee” means the holder of an outstanding Option granted under the Plan.
          (y) “Outside Director” means a member of the Board of Directors of the Company who is not a common-law employee of the Company, a Parent or a Subsidiary.
          (z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
          (aa) “Plan” means this 2000 Stock Option Plan of US Dataworks, Inc., as amended from time to time.
          (bb) “Restricted Share” means a Share awarded under the Plan.
          (cc) “Restricted Share Agreement” means the agreement between the Company and a Grantee who acquires Shares under the Plan (other than upon exercise of an Option) that contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.
          (dd) “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.
          (ee) “Service” means service as an Employee, Director or Consultant.
          (ff) “Service Provider” means an Employee, Director or Consultant.
          (gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.
          (hh) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
     3. STOCK SUBJECT TO THE PLAN.
          (a) Basic Limitations. Subject to Section 12, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is seven million five hundred thousand (7,500,000) Shares, plus the additional Shares described in Section 3(b). The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

          (b) Annual Increase in Shares. As of April 1 of each year, commencing with the year 2004, the aggregate number of Shares that may be issued with respect to Awards granted under the Plan shall automatically increase by a number equal to the lesser of (i) 500,000 Shares, (ii) 5% of the fully diluted outstanding shares of Common Stock of the Company on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares that may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 12. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
     4. ADMINISTRATION OF THE PLAN.
          (a) Administrator. The Plan shall be administered by the Board or Committee appointed by the Board, which Committee shall consist of two or more directors of the Company. In addition, the composition of the Committee shall satisfy
               (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
               (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.
          (b) Administrator for Non-Officer Grants. The Board may also appoint one or more separate Committees of the Board, each composed of one or more Directors who need not satisfy the requirements of Section 4(a), who may administer the Plan with respect to Employees who are not considered Officers or Directors under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such Awards. Within the limitations of the preceding sentence, any reference in the Plan to the Administrator shall include such Committee or Committees appointed pursuant to the preceding sentence.
          (c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:
               (i) to determine the Fair Market Value;
               (ii) to select the Service Providers to whom Awards may from time to time be granted hereunder;
               (iii) to determine the number of Shares to be covered by each such Award granted hereunder;
               (iv) to approve forms of Option Grants and Restricted Share Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise or purchase price, the time or times when Options may be exercised or Shares may become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
               (vi) to amend or modify the terms of any outstanding Option Grant or Restricted Share Agreement, subject to applicable legal restrictions and to the consent of the Optionee or Grantee, as the case may be, who entered into such agreement.
               (vii) to determine whether and under what circumstances an Award may be settled in cash under Section 9(e) instead of Common Stock;
               (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and
               (x) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan.
          (d) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all persons.
     5. ELIGIBILITY.
          (a) General. Nonstatutory Stock Options and Awards of Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. A Service Provider who has been granted an Award may, if otherwise eligible, be granted additional Awards.
          (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:
               (i) Outside Directors shall only be eligible for the grant of Nonstatutory Stock Options.
               (ii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Directors shall receive an Option to purchase 60,000 Shares, subject to adjustment under Section 12.
               (iii) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Director who is elected to serve as a member of the Board thereafter shall receive an Option to purchase 100,000 Shares or a pro rata portion of 100,000 Shares if elected to serve for a term of less than three years, subject to adjustment under Section 12. Each Outside Director who is not elected at a regular annual meeting of the Company’s stockholders shall receive an Option to purchase a pro rata portion of 100,000 Shares within ten business days of his or her election or appointment based on the number of full months remaining from the date of election or appointment until the end of the Outside Director’s term divided by 36, 24 or 12, depending on the term of the class to which the Outside Director was elected or appointed. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.
               (iv) On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after August 31, 2004, each Outside Director who will serve as Lead Director or Chairperson of the audit committee of the Board shall receive an Option to purchase 50,000 Shares subject to adjustment under Section 12; each Outside Director who will serve as Chairperson of a committee, other than the audit committee, shall receive an Option to purchase 30,000 Shares, subject to adjustment under Section 12; each Outside Director who will serve on a committee, other than the audit committee, of the Board in a capacity other than Chairperson shall receive an Option to purchase 10,000 Shares, subject to adjustment under Section 12; and each Outside Director who will serve on the audit committee of the Board in a capacity other than Chairperson shall receive an Option to purchase 15,000 Shares, subject to adjustment under Section 12. Each Outside Director who is not appointed immediately following a regular annual meeting of the Company’s stockholders shall receive an Option to purchase a pro rata portion of 50,000, 30,000, 15,000 or 10,000 Shares, as the case may be, within ten business days of his or her appointment based on the number of full months remaining from the date of appointment until the next annual meeting. Any fractional share resulting from such calculation shall be rounded up to the nearest whole number.
               (v) The exercise price of all Nonstatutory Stock Options granted to an Outside Director under this Section 5(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 9(a).
               (vi) Each Option granted under Section 5(b)(ii) above shall be fully exercisable on the date of grant. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iii) above shall become exercisable in three equal annual installments. Each Option granted under Section 5(b)(iii) to Outside Directors who were not initially elected at a regular annual meeting of the Company’s stockholders shall become exercisable in equal annual installments such that each Option is exercisable in full at the next regular annual meeting of the Company’s stockholders at which the Outside Director’s Class is to be elected. Except as set forth in the next succeeding sentence, each Option granted under Section 5(b)(iv) above shall become exercisable on the first anniversary of the date of grant.

Each Option granted under Section 5(b)(iv) to Outside Directors who are not appointed immediately following a regular annual meeting of the Company’s stockholders shall become exercisable in full at the next regular annual meeting of the Company’s stockholders. Notwithstanding the foregoing, each Option that has been outstanding for not less than six months shall become exercisable in full in the event that a Change in Control occurs with respect to the Company.
               (vii) Subject to Sections 9(b), 9(c) and 9(d), all Nonstatutory Stock Options granted to an Outside Director under this Section 5(b) shall terminate on the tenth anniversary of the date of grant of such Options.
               (viii) Except as otherwise provided by the Administrator, no Option shall be transferable by the Optionee other than by will, by written beneficiary designation or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.
          (c) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
          (d) The Administrator shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services for the Company while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.
          (e) Neither the Plan nor any Award shall confer upon any Grantee any right with respect to continuing the Grantee’s relationship, as the case may be, as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.
          (f) Subject to adjustment in accordance with the provisions of Section 12 of the Plan, the maximum number of shares subject to Options granted to any one Employee under the Plan during the term of the Plan shall be eight million (8,000,000).

     6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect until July 16, 2013, unless sooner terminated under Section 14 of the Plan.
     7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.
     8. OPTION EXERCISE PRICE AND CONSIDERATION.
          (a) The per Share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:
               (i) In the case of an Incentive Stock Option
                    (A) granted to an Employee who, at the time of grant or such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.
                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
               (ii) in the case of a Nonstatutory Stock Option, the par value, if any, per Share.
               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other Corporate transaction.
          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash, (2) check, (3) other Shares which (x) in the case of Shares Acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (5) in such other consideration as the Administrator deems appropriate, or by a combination of the above. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Administrator in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee’s tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Administrator in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company’s principal lender, and (iv) contain such other terms as the Administrator in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan.
     9. EXERCISE OF OPTION.
          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a share.
          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) arrangements that are satisfactory to the Administrator in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company employing the Optionee to withhold in accordance with applicable federal or state tax withholding requirements. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.
          Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and such conditions as the Administrator shall establish and communicate to the Optionee at the tune that such offer is made.
          (f) Change in Control. The Administrator may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company; provided, however, in the case of an Incentive Stock Option, the acceleration of exercisability shall not occur without the Optionee’s written consent.

     10. NON-TRANSFERABILITY OF OPTIONS.
          (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act no Nonstatutory Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee’s lifetime only by the Optionee, or in the case of a Nonstatutory Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.
          (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act.
     11. RESTRICTED SHARES.
          (a) Restricted Share Agreement. Each Award of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the Grantee and the Company. Such Award shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions imposed by the Administrator, as set forth in the Restricted Share Agreement, that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.
          (b) Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Grantee shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Administrator may determine.
          (c) Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Grantee’s death, disability or retirement or other events. The Administrator may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.
          (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Share Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
          (e) Duration of Offers and Nontransferability of Purchase Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Grantee within thirty (30) days after the Company communicates the grant of such right to the Grantee. Such right shall be nontransferable and shall be exercisable only by the Grantee to whom the right was granted.
          (f) Repurchase Rights and Transfer Restrictions. Each Award of Shares shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Administrator may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any restrictions otherwise applicable to holders of Shares generally.
     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.
          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the number of shares subject to Awards grants under Section 5(b) and the maximum number of Shares that may be granted to any one Grantee under the Plan, as well as the price per Share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock affected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.
          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until such time as shall be determined by the Administrator prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Award of Restricted Shares, or any Shares purchased upon exercise of an Option, shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
          (c) Merger or Asset Sale. To the extent not previously exercised, each Option shall terminate immediately in the event of any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right. The Administrator shall give written notice of any proposed transaction referred to in this Section 12(c) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 12(c). For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority or the outstanding Shares), provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.
     13. TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Grantee to whom an Award is so granted within a reasonable time after the date of such grant.
     14. AMENDMENT AND TERMINATION OF THE PLAN.
          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or terminate the Plan.
          (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
          (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company. Termination of the Plan shall not affect the

Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
     15. CONDITIONS UPON ISSUANCE OF SHARES.
          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or an Award of Shares unless the grant of such Award, the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
          (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
     17. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
     18. STOCKHOLDER APPROVAL. The Plan, as amended and restated effective as of July 16, 2003, shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan, as so amended and restated, is adopted by the Board. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.
     19. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Award of Shares to any Grantee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by such Grantee or beneficiary, or other appropriate action shall have been taken.

     20. EXECUTION.
          To record the adoption of the amended and restated Plan by the Board of Directors effective as of July 27, 2006, the Company has caused its authorized offer to execute the same.

US DATAWORKS, INC.

By	/s/ Charles E. Ramey

Charles E. Ramey
Chief Executive Officer

ANNUAL MEETING OF STOCKHOLDERS OF
US DATAWORKS, INC.
September 14, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES
(1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meetieng date.
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. â
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

						FOR	AGAINST	ABSTAIN
1.	ELECTION OF CLASS I DIRECTORS:			2.	To approve an amendment to the Company’s Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 6,000,000 to 7,500,000 shares:	☐	☐	☐

		NOMINEES: ¡ Joe Abrell ¡ John L. Nicholson, M.D.
☐	FOR ALL NOMINEES

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			3.	To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

				4.	In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐

				PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: ■
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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ANNUAL MEETING OF STOCKHOLDERS OF
US DATAWORKS, INC.
September 14, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â  Please detach along perforated line and mail in the envelope provided. â
■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1.	ELECTION OF CLASS I DIRECTORS:				2.	To approve an amendment to the Company’s Amended and Restated 2000 Stock Option Plan to increase the number of shares available for issuance thereunder from 6,000,000 to 7,500,000 shares.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	John L. Nicholson, M.D. Joe Abrell

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES				3.	To ratify the appointment of Ham, Langston & Brezina, LLP as the Company’s independent auditors	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)

					4.	In their discretion, upon such other business as may properly come before the meeting.	☐	☐	☐

					PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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■

☐
US DATAWORKS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
For Annual Meeting - September 14, 2006

     CHARLES E. RAMEY and JOHN J. FIGONE, or either of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of US Dataworks, Inc. (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 5301 Hollister Road, Suite 250, Houston, Texas on Thursday, September 14, 2006 at 9:00 a.m. or at any postponements or adjournments thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote FOR the election of Class I directors and FOR Items 2, 3 and 4.

(Continued and to be signed on the reverse side)

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